Investor Meetings

May 21-22, 2008

Forward-Looking Statements

Agenda
•	Southern Union Company Overview
•	Creating Shareholder Value
•	2007 Accomplishments/Recent Announcements
•	Segment Information & Growth Drivers
•	2008 Financial Outlook
•	Conclusion
•	Appendix

Southern Union Company Overview

Southern Union Transformation

Map of Operations

Business Segments

Transportation & Storage
•	Vast pipeline network with access to diverse supply sources and growing markets
•	Approximately 15,000 miles of interstate pipelines with transportation capacity of 7.8 Bcf/d
•	North America’s largest liquefied natural gas (LNG) import terminal with peak send out of 2.1 Bcf/d and storage of 9 Bcf
•	Interests in approximately 94 Bcf of storage

Gathering & Processing
•	Extensive system in the prolific Permian Basin
•	Approximately 4,800 miles of pipelines
•	Five processing plants (four active) with a capacity of 470 MMcf/d
•	Eight treating plants (five active) with a capacity of 765 MMcf/d

Distribution & Other
•	Distribution serves approximately 550,000 customers in Missouri and Massachusetts
•	PEI Power Corporation owns interests in and operates 70 MW of generating assets which supply electricity into the PJM Grid

Creating Shareholder Value

Value Creation
•	Value creation will come from:
–	Organic growth projects
–	Strategic initiatives
–	Prudent financial management

Organic Growth Projects
•	Vast pipeline network with access to multiple supply sources and diverse markets will help fuel organic growth
•	Analyze trends in the natural gas industry to identify opportunities
•	Recent open seasons:
–	FGT Phase VIII expansion
–	FGT Pascagoula lateral to serve GulfLNG Energy, LLC import terminal
–	Longville – Henry Hub expansion on Trunkline Gas
•	Southern Union Gas Services is well positioned to capture potential opportunities resulting from the development of the West Texas Barnett Shale

Strategic Initiatives
•	Evaluate and pursue market opportunities
–	Strategic acquisitions
–	Partnership or joint venture opportunities
•	Continue to evaluate market conditions for creating an MLP for gathering and processing assets

Prudent Financial Management
•	Preservation of investment grade ratings is important for:
–	Lower financing costs/eliminates collateral requirements
–	Improves rate making and regulatory relationships
•	Free cash flow may be used for:
–	Organic growth projects
–	Share repurchases
–	Increased dividends
▪	SUG recently announced 50% increase in annual dividend effective 4Q07 to $.60 per share from $.40 per share
–	Debt repayment
•	Actively manage operating expenses

2007 Accomplishments & Recent Announcements

Significant Events - 2007
•	Completed Trunkline Field Zone expansion with capital cost, excluding capitalized interest, of $255MM and EBITDA of $30 to $37MM
•	Completed FGT Phase VII expansion with capital cost of $60MM and EBITDA of $10MM
•	Successfully completed rate case filings at both LDC properties
•	Increased annual cash dividend by 50% to $.60 per share

Recent Announcements
•	Increased Trunkline IEP project cost, excluding capitalized interest, to $365 million and EBITDA to $60 to $65 million
•	Florida Gas Transmission announced $2.1 billion Phase VIII expansion with a spring 2011 in-service date
–	80% of capacity contracted for 25 year terms
•	Announced 2008 EBITDA guidance of $850 to $890 million, EPS guidance of $1.80 to $1.90 per share and capital expenditures guidance of $510 to $575 million
•	Announced several additions to SUGS’ hedging program

Transportation & Storage

Transportation & Storage Assets

T&S Growth Drivers

Trunkline Field Zone Expansion

Trunkline LNG: Infrastructure Enhancement Project

FGT Phase VIII Expansion

FGT Phase VIII Expansion Timeline

FGT Pascagoula Lateral

Gathering & Processing

Map of Operations
SUGS Overview
•	Located in prolific, long-lived Permian Basin
•	Approximately 4,800 miles of gas and liquids pipelines covering 16 counties in West Texas/Southeast New Mexico
•	Two fully-integrated midstream systems connected via high-pressure pipeline network
–	North System: Jal and Keystone
–	South System: Coyanosa, Mi Vida, Tippett and Grey Ranch
–	Integration: 24-inch high-pressure pipeline
•	Four active cryogenic plants and five active treating plants
•	Attractive downstream markets
–	Residue: California, Mid-Con, Texas
–	NGLs: Mont Belvieu
•	Attractive contract mix – 96% + POP / Fee-based

North System
•	Consists of the Jal and Keystone Systems
–	Large diameter predominately low pressure pipelines
–	Wellhead volume of 243,000 MMBtu/d of 5.0 GPM sour gas
–	220 MMcf/d cryogenic plant capacity
–	21,800 bbls/d NGL production
–	40 tons/d sulfur plant capacity
–	Recent compression and high pressure pipeline upgrades
–	Completion of sour gas 16-inch transfer line in June 2007

South System
•	Consists of the Mi Vida, Coyanosa and Tippett Systems
–	High pressure integrated sweet and sour gas gathering system
–	Wellhead volume 348,000 MMBtu/d
–	190 MMcf/d cryogenic processing capacity
–	Plant inlet of 175 MMcf/d of 3.5 GPM gas producing 11,500 bbls/d of NGLs
–	370 MMcf/d treating capacity with 115 MMcf/d current throughput
–	Third Party Processing 18.8 MMcf/d
•	Grey Ranch System
–	High CO2 gathering and treating system
–	Earn fixed fee for removing CO2 volumes
–	87 MMcf/d current throughput
–	Expect significant volume growth

High Pressure Transfer System

Diversified, Active Producer Portfolio

Gas Supply – Contract Risk Mitigation
•	Eliminated keep whole exposure
•	Changed gas pricing mechanism – FOM to Gas Daily
–	Removed remaining keep whole risk from POP contracts
–	Removed risk from daily volume swings
•	Included producer indemnifications on capital intensive projects

Key Assumptions for 2008
•	Positive processing spread environment allows conversion of equity into 100% natural gas liquids
•	Equity volumes average 40,000 to 45,000 MMBtu/d (converted from NGL gallons to BTUs)
•	Normalized FF&U levels
•	Incorporates current hedging program

Hedged Positions
•	SUGS expects equity volumes for 2008 to be approximately 40,000 to 45,000 MMBtu/d of NGLs
•	Through a combination of swaps and put options on natural gas and NGL processing spreads, SUGS has a net effective price on 30,000 MMBtu/d of $15.02 for the balance of 2008
•	SUGS entered into a processing spread swap on 10,000 MMBtu/d at $7.10 for 2008
•	SUGS entered into swaps on 10,000 MMBtu/d of natural gas at $8.19 per MMBtu for 2009
•	SUGS entered into a processing spread swap on 15,000 MMBtu/d at $6.76 for 2009

G&P Growth Drivers

Growth Drivers
•	Aggressively pursue new business
•	Operating & maintenance expense management
•	Invest capital throughout the system to ensure efficiency
•	Exploit competitive advantages

SUGS Growth Projects
•	Deep Atoka Gas Development – Loving, Winkler and Ward Counties, Texas
▪	Production peaked in 2007 at approximately 350MM/d
▪	Anadarko and Chesapeake continue active drilling program
▪	Initial per well delivery rates up to 40MMcf/d per well
•	Eunice Area Expansion Projects – Lea County, New Mexico
▪	Treating expansion project with acid gas injection well to be complete in 2008
▪	Expect to connect additional growth volumes from Apache, Range, Bass and other active producers in 2008 and 2009
▪	High margin, rich, sour, low pressure gas
•	Grey Ranch Treating Expansion – Pecos County, Texas
•	Expand capacity from 90 MMcf/d to 180 MMcf/d
•	Partner drilling program adding significant volumes of 70% CO2 gas supporting expansion
•	Estimated completion in July 2008
•	West Texas Barnett Shale – Culberson, Reeves, Pecos & Jeff Davis Counties, TX
▪	Over 2 MM acres have been leased in the area with little infrastructure for gas or NGLs
▪	Over 40 evaluation wells have been drilled, are drilling or are permitted in the trend
▪	Chesapeake has acquired over 800,000 acres and has an active exploratory program which has established commercial production in the area
▪	Additional players include: EOG, Encana, Petro-Hunt, Burlington, Quicksilver and Southwestern Energy

Distribution & Other

Missouri Gas Energy

New England Gas Company
New England Gas Company is a local distribution
company serving North Attleboro and Fall River, MA

•	Provides natural gas to 50,000 customers
•	Nearly 2,000 miles of main and service lines
•	NEGCO received a $4.6MM annual revenue increase in 2007
–	Settlement includes mechanisms to recover gas-cost related uncollectible expense, pension costs and other postretirement benefit costs
–	New rates phased in over eight-month period beginning August 1, 2007

2008 Outlook

Guidance and EBITDA Outlook
•	2008 earnings guidance
–	SUG’s earnings guidance range is $1.80 to $1.90 per share
–	Guidance range is driven by:
✓	Commodity price impact on unhedged gathering & processing volumes and operating efficiency
✓	Operating and maintenance expense containment
✓	Timing and amount of capital spending program
•	Expect significant EBITDA growth in 2009 from Trunkline IEP ($60MM to $65MM annualized)
•	Pro forma EBITDA, adjusted for impact of Trunkline IEP, is expected to be $80MM to $125MM or 10% to 15% greater than 2007

Pro forma EBITDA Guidance ($000,000s)

2008 Capital Expenditure Guidance ($000,000s)

2008 EBITDA by Segment
•	EBITDA from regulated assets accounts for approximately 80% of total providing stability to earnings and cash flows
•	EBITDA from SUGS is only 20% of total
•	SUGS actively manages its commodity exposure through hedging instruments

Conclusion

Summary
•	Compelling vision and clear strategic plan going forward
–	Strategic transformation and value creation achieved
–	Well advanced organic growth projects with clear visibility towards value creation
–	MLP structure as a potential growth vehicle providing a lower cost of capital and strategic flexibility
–	Balance preservation of investment grade credit ratings and return of capital to shareholders

Appendix

Company Facts

Reg. G Reconciliation